UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 3, 2005 (July 31, 2005)

Entrust Financial Services, Inc.
(Exact Name of registrant as specified in its charter)

Colorado	000-23965	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6795 E. Tennessee Ave., 5th Floor, Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 322-6999

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information

Item  2.01.    Completion of Acquisition or Disposition of Assets

On July 31, 2005, Entrust Financial Services, Inc., a Colorado corporation (the “Company”) completed the disposition of its wholly-owned subsidiary, Entrust Mortgage, Inc., a Colorado corporation (“Entrust Mortgage”) pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Company, Entrust Mortgage, and BBSB, LLC, a Colorado limited liability (“BBSB”). BBSB was formed in 2002 for the sole purpose of making a loan to the Company and was a creditor of the Company prior to the closing of the transactions contemplated in the Stock Purchase Agreement. Pursuant to the Stock Purchase Agreement, BBSB purchased all of the issued and outstanding shares of Entrust Mortgage in exchange for the cancellation of any and all obligations of the Company to BBSB and Entrust Mortgage and the assumption of certain obligations of the Company to third-parties (the “Stock Sale”). In connection with the Stock Sale, BBSB cancelled or assumed indebtedness in the aggregate amount of approximately $5,500,000. Following the closing of the Entrust Mortgage sale, Entrust Financial Services has no ongoing operations.

The Company’s shareholders approved the Stock Sale at a Special Meeting held on July 26, 2005.

Item  3.03    Material Modification to Rights of Security Holders

On August 2, 2005, the Company filed an amendment to its Articles of Incorporation to increase the authorized number of shares of Common Stock to 100,000,000 shares (the “Articles Amendment”). The Articles Amendment was previously approved by the Company’s shareholders at a Special Meeting held on July 26, 2005.

Item  9.01    Financial Statements and Exhibits

(b)   Pro Forma Financial Information.

     The required pro forma financial information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)   Exhibits.

The following exhibits are being filed herewith:

     2.1   Stock Purchase Agreement, dated March 7, 2005, by and among the Company, Entrust Mortgage, Inc. and BBSB, LLC filed as Exhibit 2.1 to the Form 8-K dated March 7, 2005 and incorporated herein by reference.

     2.2   Articles of Amendment to Articles of Incorporation filed as Appendix C to the Definitive Proxy Statement on Schedule 14A dated June 16, 2005 and incorporated herein by reference.

     99.1   Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005

ENTRUST FINANCIAL SERVICES, INC. By: /s/ Jeffrey D. Rudolph Jeffrey D. Rudolph Chief Executive Officer

Exhibit Index

Exhibit                        Description

2.1

Stock Purchase Agreement, dated March 7, 2005, by and among the Company, Entrust Mortgage, Inc. and BBSB, LLC filed as Exhibit 2.1 to the Form 8-K dated March 7, 2005 and incorporated herein by reference.

2.2	Articles of Amendment to Articles of Incorporation filed as Appendix C to the Definitive Proxy Statement on Schedule 14A dated June 16, 2005 and incorporated herein by reference.

99.1	Pro Forma Financial Information.